UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2011

Microsemi Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-08866	95-2110371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Enterprise Drive Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 221-7100

2381 Morse Avenue

Irvine, California 92614

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 17, 2011, Microsemi Corporation (“Microsemi”) issued a press release announcing that 0916753 B.C. ULC, an indirect wholly-owned subsidiary of Microsemi, had formally commenced its offers (the “Offers”) to acquire all of the outstanding common shares, together with associated rights outstanding under the shareholder rights plan, of Zarlink Semiconductor Inc. (“Zarlink”), and all of the outstanding 6 percent unsecured, subordinated convertible debentures maturing on September 30, 2012 of Zarlink. The press release announcing the Offers is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by Microsemi Corporation on August 17, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microsemi Corporation
(Registrant)

	By:	/s/ JOHN W. HOHENER
Date: August 18, 2011		John W. Hohener
Vice President, Chief Financial Officer, Treasurer and Secretary